                                                                   Exhibit 10.11


SENOR NOTARIO:

Sirvase usted extender en su Registro de Escrituras Publicas, una de Constitucion de Primera y Preferencial Prenda de Minerales que otorga DOE RUN PERU S.R.L.COMPANIA MINERA ARES S.A., con Registro Unico de Contribuyentes No. 37630381, con domicilio en Av. Victor Andres Belaunde 147, Via Principal 155, Centro Empresarial Real - Torre Real 3, Piso 9, San Isidroesquina calle "Z" con Pasaje El Carmen, Urb. El Vivero de Monterrico, Santiago de Surco, Provincia de Lima, Departamento de Lima, debidamente representada por el senor Kenneth Richard Buckley, Eduardo Hochschild Beeck y Carlos Fernando Ortiz Ugarte, facultados al e facultado al efecto segun poder otorgado en Junta General de Socios de fecha 15 de mayo de 1998,fecto segun a quien en adelante se denominara EL CLIENTE; a favor del BANCO DE CREDITO DEL PERU, con Registro Unico de Contribuyentes No. 10004721, con domicilio en Calle Centenario No. 156, esquina con Av. Huarochiri, Urb. Las Laderas de Melgarejo, La Molina, Lima, representado por el senor Jesus Antonio Zamora Leon y la senora Aida Lucia Ghiglino Zimic, facultados al efecto segun poderes inscritos en los asientos 19-C y 32-C de la ficha 117464 del Registro Mercantil de Lima, respectivamente, a quien en adelante se denominara EL BANCO; en los terminos y condiciones siguientes:


PRIMERA:       ANTECEDENTES

1.1 En virtud de Contrato de Linea de Credito en Moneda Extranjera suscrito en esta misma fecha, EL BANCO ha otorgado a favor de EL CLIENTE una linea de credito hasta por US $ 40'000,000.00 para efectos de financiar capital de trabajo que requiere EL CLIENTE; para sus operaciones de comercio exterior; en los terminos y condiciones contemplados en el referido contrato.

1.2. En la Clausula Decimo Cuarta....................  del referido Contrato de
Linea de Credito se establece que, en garantia del cumplimiento de todas las oObligaciones que asume en virtud del mismo (en adelante, en este contrato, "las Obligaciones Garantizadas"), EL CLIENTE se obliga a otorgar a favor del BANCO primera y preferencial Prenda de Minerales sobre loas concentrados, materias primas, productos en proceso concentrados y productos finales elaborados por EL CLIENTE; para lo cual procedera a firmar el Contrato de Garantia correspondiente.

1.3 LosCada terminos en mayusculas o con iniciales en mayusculas, que no esten definidos en forma expresa en este documento, tienen la definicion que se les asigna en el Contrato de Linea de Credito en Moneda Extranjera mencionado en el numeral 1.1 anterior.


SEGUNDA:       OBJETO

2.1 En virtud de lo senalado en el numeral 1.2 de la Clausula anterior y en garantia del pago oportuno y total y fiel cumplimiento por parte delr EL CLIENTE de todas y cada una de las Obligaciones Ggarantizadas, ya sean presentes o futuras, por el presente documento, EL CLIENTE constituye primera y preferencial Pprenda de Minerales en favor del BANCO, sobre los concentrados, materias primas, productos en proceso y productos finales de propiedad del CLIENTE de minerales, sobre los minerales ya refinados y sobre cualquier otro mineral o producto derivado, cualquiera sea su e, cualquiera sea su estado, que, en cualquier momento durante la vigencia de este cContrato de Prenda de Minerales, esten ubicados fisicamente dentro de, o en transito hacia, cualquier propiedad del CLIENTE o almacenes de terceros contratados por EL CLIENTE para el deposito de los referidos bienes (tales concentradosen adelante, en este contrato de minerales, sobre los minerales ya refinados y sobre cualquier otro mineral o producto derivado que en cualquier momento esten prendados conforme a esta clausula constituyen, en adelante,, dichos bienes se denominaran "la Garantia"),, hasta por la suma determinable equivalente a las Obligaciones Ggarantizadas que, en cualquier momento y por cualquier concepto durante la vigencia de este cContrato de Prenda de Minerales, esten pendientes de pago y/o de cumplimiento. bajo el Contrato de Linea de Credito en Moneda Extranjera.

La prenda descrita en el primerel parrafo anterior de este numeral 2.1 se denomina, en adelante, en este contrato, la "Prenda de Minerales", estando la Garantia sustituyendose y/o reponiendose permanentemente.

2.2. Solo para fines de calculo de los derechos de inscripcion a ser pagados para el registro de la Prenda de Minerales en el Registro Publico de Mineria, EL CLIENTE y EL BANCO han establecido que la Prenda de Minerales es por US$ 40'000,000.00. Sin embargo, (i) no podra interpretarse, entenderse, considerarse
o suponerse que tal cantidad sea el importe de la Prenda de Minerales para efectos de la venta de la Garantia, si se produjera tal venta, (ii) dicho importe no limita en forma alguna el ejercicio por EL BANCO de los terminos y condiciones de este Contrato de Prenda de Minerales, y (iii) la suma determinable equivalente a las Obligaciones Garantizadas puede exceder los referidos US$ 40'000,000.00

La Prenda de Minerales se extiende al importe de indemnizaciones por seguros y al justiprecio que en caso de expropiacion, pudiera pagarse por parte o toda la Garantia.

2.3. El ANEXO I, conteniendo la descripcion generica de las caracteristicas de cada uno de los concentrados, materias primas, productos en proceso y productos finales de minerales, minerales refinados y demas minerales y productos derivados que conforman la Garantia y el valor referencial que a la fecha corresponde a los mismos, forma parte integrante de este contrato.


TERCERA:  INDIVISIBILIDAD DE LA PRENDA DE MINERALES

3.1 La Prenda de Minerales es indivisible y subsiste por entero sobre toda la Garantia, garantizando el oportuno y total cumplimiento de todas y cada una de las Obligaciones Garantizadas, y no puediendo levantarsee ser parcial o totalmente levantada., removida o separada. Sin embargo, EL CLIENTE podra procesar los concentrados de minerales y vender el mineral refinado y demas productos derivados que integran la Garantia, siempre EL CLIENTE podra procesar los concentrados y materias primas y vender los productos finales que conforman la Garantia siempre queque para tal efecto cuenta con la aprobacion escrita del BANCO y el respectivo el comprador de los productos finales se obligue a efectuar los pagos correspondientes al precio de venta en las Cuentas Cobranza que EL CLIENTE constituye y afecta en garantia a favor del BANCO, conforme al Contrato de Afectacion en Garantia de Pagos y/o Cobranzas y de Cuentas en Cobranza suscrito en esta misma fecha; entendiendose por comprador para estos efectos a los compradores actuales del CLIENTE que se encuentran comprendidos en la lista proporcionada por EL CLIENTE al BANCO, asi como todos los compradores futuros del CLIENTE.

3.2 La Prenda de Minerales se mantendra plenamente vigente hasta que (i) las Obligaciones Garantizadas esten totalmente pagadas y/o cumplidas, y (ii) el Contrato de Prenda de Minerales este terminado conforme a la Clausula Decimo
Primera de este contrato.............


CUARTA:   DECLARACIONES Y GARANTIAS

ELCLIENTE declara y/o garantiza al BANCO que:

4.1       EL CLIENTE es el unico y absoluto propietario de la Garantia.

4.2 Sobre la Garantia no existe prenda, embargo, carga, gravamen, medida judicial o extrajudicial alguna que limite su derecho a ser libremente transferida y/o gravada por EL CLIENTE. En cualquier caso, EL CLIENTE se obliga a sanear el titulo y cualquier vicio oculto que la Garantia pueda tener.



QUINTA:   OBLIGACIONES

EL CLIENTE se obliga, durante todo el tiempo que permanezca vigente el Contrato de Prenda de Minerales a:

5.1 Actuar como depositario de la Garantia, de conformidad con las estipulaciones del Titulo I, Seccion 4, Libro V; y el Capitulo V, Titulo IX, Seccion 2, Libro VII del Codigo Civil Peruano. Tambien actuara como depositario su Gerente General, con las mismas responsabilidades del CLIENTE, siendo ambos solidariamente responsables por el cuidado y existencia de la Garantia.

5.2 Cumplir oportunamente todas las obligaciones relativas a la Garantia bajo la Ley General de Mineria, cuyo Texto Unico Ordenado fue aprobado por Decreto Supremo No.014-92-EM, sus normas modificatorias y reglamentarias, y bajo cualquier otra disposicion legal aplicable que este vigente en el Peru.

5.3 Mantener la Garantia dentro del perimetro de sus propiedades o en los almacenes contratados para su deposito, salvo los casos en que sea vendida con la previa aprobacion escrita del BANCO, o en transito entre los mismos.

5.4 Tener asegurada la Garantia contra todos los riesgos que EL BANCO senale y necesariamente contra huelga y conmocion civil, dano malicioso, vandalismo y terrorismo, explosion, terremoto, temblor, danos de agua., inundacion, incendio y rayos, en una Compania de Seguros y por una cantidad a satisfaccion de EL BANCO. EL CLIENTE queda obligado a transferir a EL BANCO su derecho a la indemnizacion que debe pagar la compania aseguradora en caso de siniestro, para cuyo efecto le entregara la poliza debidamente endosada de manera que EL BANCO cobre el importe de la indemnizacion y lo aplique a la amortizacion o cancelacion de lo que se le adeudase.

5.5 En el eventual caso que EL CLIENTE desee constituir una nueva prenda o gravamen de cualquier tipo sobre parte o toda la Garantia, EL CLIENTE debera obtener el previo consentimiento por escrito del BANCO. En caso contrario, dicho acto o contrato sera invalido, sin perjuicio de lo dispuesto por el Articulo 175 de la Ley General del Sistema Financiero y del Sistema de Seguros y Organica de la Superintendencia de Banca y Seguros (Ley 26702).

5.6 Notificar oportunamente al BANCO cualquier circunstancia o hecho relacionado a la Garantia que pudiera afectar la exigibilidad de la Prenda de Minerales, su rango, o el valor de la Garantia.

5.7. No realizar u omitir accion alguna que, como resultado, pueda ocasionar un perjuicio a la Garantia o afectarar o impedir la ejecucion de cualquier parte de la Garantia.


SEXTA:    CAUSALES DE EJECUCION DE LA GARANTIA

EL BANCO podra ejecutar la Prenda de Minerales y la Garantia en caso que se produzcajera un Evento de Incumplimiento conforme al Contrato de Linea de Credito.


SETIMA:   VENTA DE LA GARANTIA

En el caso contemplado establecido en la Cclausula anteriorprecedente, EL BANCO podra, a su sola discrecion:

7.1 Ejecutar y vender toda o parte de la Garantia sin necesidad de un proceso judicial previo, conforme al articulo 1069 del Codigo Civil de una manera comercialmente razonable en un mercado en que activos como los que integran la Garantia se negocian normalmente, en el lugar o lugares que EL BANCO considere mas apropiado, a traves de ventas publicas o privadas, dando un aviso notarial con una anticipacion de quince (15) dias, indicando el momento y lugar en que la respectiva venta tendra lugar. Para fines de la venta extrajudicial de la Garantia contemplada en este numeral 7.1, los valores de la Garantia establecidos en el Anexo 1 son unicamente referenciales para EL BANCO. Por el presente, EL CLIENTE renuncia expresamente a cualquier otra notificacion y derecho en conexion con la venta extrajudicial de la Garantia y se obliga a entregar la Garantia al BANCO y a permitir el ingreso de posibles compradores a sus propiedades; o

7.2. Conforme al articulo 1069 del Codigo Civil Peruano, rematar parte o toda la Garantia a traves de un proceso judicial de ejecucion de garantias iniciado ante un Tribunal competente y sujeto a las reglas del Codigo Procesal Civil.

7.3. Ejecutar todos los derechos sobre la Garantia que este Contrato de Prenda de Minerales otorga al BANCO. En caso que el BANCO ejercite el poder otorgado a su favor conforme a la Clausula .................... y venda todo o parte de la
Garantia en la forma en que EL BANCO lo estime mas conveniente, tal venta debera ser hecha en una forma comercialmente razonable y en un mercado en que bienes como los que integran la Garantia son normalmente negociados.

7.4 EL CLIENTE renuncia a su derecho a formular cualquier reclamo contra EL BANCO sobre la base de que el precio obtenido en la venta extrajudicial de la Garantia o de cualquier parte de la misma (aun en el caso de una venta privada) fuera inferior al precio de venta que pudiera ser obtenido bajo otro procedimiento de venta.

7.5 EL CLIENTE debera entregar o poner a disposicion del BANCO toda la Garantia existente en la forma y oportunidad requerida por EL BANCO. Si el EL CLIENTE no entrega al BANCO o no pone a su disposicion toda la Garantia dentro del plazo establecido por EL BANCO, EL BANCO podra solicitar al Juez que ordene al CLIENTE entregar dicha Garantia conforme a lo dispuesto en el articulo 183 de la Ley General de Mineria, cuyo Texto Unico Ordenado ha sido aprobado por Decreto Supremo No.014-92-EM.


OCTAVA:   REDUCCION DE LA PRENDA DE MINERALES

EL CLIENTE renuncia expresamente a su derecho a la reduccion del importe de la Prenda de Minerales contenido en el Articulo 1083 del Codigo Civil Peruano.


NOVENA:        INDEMNIZACION

Por la presente Clausula, EL CLIENTE se obliga a indemnizar al BANCO y a sus Directores, funcionarios y empleados (en adelante en esta Clausula "las Partes Indemnizables") por cualquier perdida, dano o gasto en que este(os) incurra(n) o pudiera(n) sufrir como consecuencia del presente contrato, incluyendo, pero no limitado a, honorarios profesionales de abogados y gastos surgidos de la transaccion celebrada, a menos que dicha perdida, dano o gasto sea consecuencia de la culpa o dolo de las Partes Indemnizables.

DECIMA:   NOTIFICACIONES

Cualquier notificacion, solicitud, demanda, consentimiento, designacion, direccion, instruccion, certificado u otra comunicacion a ser dada bajo el presente contrato, debera ser dada por escrito o enviada por facsimil (con confirmacion escrita de recepcion, confirmacion que puede ser hecha por facsimil) a la direccion y numero de facsimil abajo indicadas del CLIENTE y del BANCO y cuando se requerido por la ley peruana, a las direcciones del CLIENTE y del BANCO indicadas en la introduccion de este Contrato de Prenda de Minerales,,
o a cualquier otra direccion que sea comunicada por escrito para tal efecto por el CLIENTE y el BANCO:

CLIENTE        DOE RUN PERU S.R.L
Atencion:      Sres. Kenneth Richard Buckley y Henry Eric Peitz
Direccion:     Av. Victor Andres Belaunde 147, Via Principal 155,
               Centro Empresarial Real - Torre Real 3, Piso 9,
               San Isidro
Facsimil:      215-1235
               215-1281

BANCO          BANCO DE CREDITO DEL PERU
Atencion:      Sr. Giorgio Badani - Banca Corporativa
               Sra. Marcela Parodi - Area de Operaciones Internacionales
Direccion:     Centenario 156, Las Laderas de Melgarejo
               La Molina
Facsimil:      349-0794
               426-5644


DECIMO PRIMERA:     LEVANTAMIENTO Y TERMINO DE LA GARANTIA

Ante el pago y/o cumplimiento total de las Obligaciones Ggarantizadas, la Prenda de Minerales quedara terminada y todos los derechos sobre la Garantia revertiran al CLIENTE. Ocurrida tal terminacion, EL BANCO debera, por cuenta y costo del CLIENTE y dentro de un plazo de dos (2)tres meses, celebrar aquellos documentos que EL CLIENTE le solicite para evidenciar dicha terminacion.


DECIMO SEGUNDA:     GASTOS

Seran asumidos por EL CLIENTE todos los costos y gastos que se deriven del presente contrato, incluyendo los gastos notariales derivados de la elevacion a Escritura Publica de este documento, asi como los de un Testimonio y una Copia Simple del mismo para EL BANCO, y los gastos registrales.

DECIMO TERCERA:     LEGISLACION APLICABLE

En todo lo no previsto en este documento, el presente Contrato se rige por las Legislacion de la Republica del Peru.


DECIMO CUARTA:      ARBITRAJE

14.1 Las partes acuerdan expresamente que cualquier conflicto o controversia que pudiera surgir entre ellas como consecuencia de la interpretacion o ejecucion de este Contrato, incluidas las relacionadas con su nulidad e invalidez, seran resueltas mediante arbitraje de derecho, a cargo de un Tribunal Arbitral compuesto por tres miembros que necesariamente deberan ser abogados colegiados, realizado conforme al Reglamento de Conciliacion y Arbitraje Nacional e Internacional de la Camara de Comercio de Lima.

14.2 El Tribunal Arbitral estara constituido de la siguiente manera: cada una de las partes designara a un arbitro y el tercero sera designado de comun acuerdo por los dos primeros, quien sera el Presidente del Tribunal Arbitral.

14.3 El arbitraje se llevara a cabo en la ciudad de Lima y la duracion del mismo no podra exceder los sesenta (60) dias utiles, contados a partir de la fecha de instalacion del Tribunal Arbitral hasta la expedicion del laudo respectivo.

14.4      El laudo del Tribunal Arbitral sera definitivo e inapelable.

14.5 Los gastos que ocasione el arbitraje seran de cargo de la parte perdedora.

14.6 En caso de que alguna(s) de las partes decidiera(n) interponer recurso de anulacion contra el laudo arbitral ante el Poder Judicial, debera constituir previamente a favor de la parte contraria una Carta Fianza otorgada por un Banco de primer orden con sede en Lima, equivalente a US$ 50,000.00 (CINCUENTA MIL DOLARES Y 00/100 DE LOS ESTADOS UNIDOS DE NORTEAMERICA), ejecutable en caso que dicho recurso, en fallo definitivo, no fuera declarado fundado. Dicha Carta Fianza debera estar vigente durante el tiempo que dure el proceso promovido.

Agregue Ud. senor Notario las clausulas de ley y sirvase pasar partes al Registro Publico de Mineria para su inscripcion.

Lima, 11 de junio de  1998


DOE RUN PERU S.R.L.                     BANCO DE CREDITO DEL PERU


/s/ Kenneth Buckley                     /s/ Jesus Antonio Zamora Leon

                                        /s/ Aida Lucia Ghiglino Zimic


          /s/ Guillermo Ferrero Alvarez Calderon

                                                                   Exhibit 10.11
                                                                       (English)

Mr. NOTARY:

Kindly issue in your Registry of Public Deeds one of constitution of First and Preferential Ore Collateral, granted by DOE RUN PERU S.R.L., with Single Taxpayer's Registration Nr. 37630381, domiciled at Av. Victor Andres Belaunde 147 Via Principal 155, Centro Empresarial Real-Torre Real 3, Piso 9 - San Isidro, duly represented by Mr. Kenneth Richard Buckley, empowered by virtue of power of attorney granted in General Meeting of Partners on May 15, 1998, hereinafter referred to as THE CLIENT, in favor of the BANCO DE CREDITO DEL PERU, with Single Taxpayer's Registration Nr. 10004721, domiciled at Calle Centenario Nr. 156, corner with Av. Huarochiri, Urb. Las Laderas de Melgarejo, La Molina, Lima, duly represented by Mr. Jesus Antonio Zamora Leon and Mrs. Aida Lucia Ghiglino Zimic, empowered by virtue of powers of attorney registered in entries 19-C and 32-C of filing card 117464 of the Government Registry of Commercial Concerns of Lima, hereinafter referred to as THE BANK, under the following terms and conditions:

FIRST:         BACKGROUND

1.1 In accordance with the Contract for a Credit Line signed on this same date, THE BANK has granted in favor of THE CLIENT a credit line of up to US$40'000,000.00 for purposes of financing working capital required by THE CLIENT for its foreign trade operations in the terms and conditions contemplated in the aforementioned contract.

1.2 In the Fourteenth Clause of the aforementioned Contract for a Credit Line, it is established that as a guarantee for the enforcement of all the obligations assumed in accordance with the same (hereinafter in this contract: "the Guaranteed Obligations"), THE CLIENT pledges in favor of the BANK a first and preferential Ore Collateral on the concentrates, raw materials, products in process and end products worked by THE CLIENT, for which it will proceed to sign the respective Guarantee Contract.

1.3 The terms with capitalized initials which are not expressly defined in this document will have the definition assigned to them in the Contract for a Credit Line in Foreign Currency mentioned in the foregoing subclause 1.1.

SECOND:        OBJECT

2.1 In accordance with the provisions of subclause 1.2 of the foregoing Clause and as a guarantee of the timely and total fulfillment on the part of THE CLIENT of each and all of the Guaranteed Obligations, whether present or future, THE

     CLIENT constitutes a first and preferential Ore Collateral in favor of THE BANK on the concentrates, raw materials, products in process and end products, owned by THE CLIENT, whatever their state, that at any time during the time this contract is in force are physically located within or in transit to any property of THE CLIENT or warehouses of third parties controlled by THE CLIENT for the deposit of the aforementioned goods (hereinafter in this contract, those goods shall be designated as "the Guarantee") for up to the determinable sum equivalent to the Guaranteed Obligations that at any time and for any concept during the time this contract is in force are pending of payment and/or enforcement.

The collateral described in the foregoing paragraph shall hereinafter be designated within this contract as the "Ore Collateral", the Guarantee shall be permanently substituted and/or replaced.

2.2 Solely for the purpose of the calculation of the registration fees to be paid for the registration of the Ore Collateral in the Public Registry of Mining, THE CLIENT and THE BANK have established that the Ore Collateral is for

     US$40'000,000.00 Nevertheless, (i) may not be interpreted, understood, considered or presumed to be that said amount is the amount of the Ore Collateral for the purpose of the sale of the Guarantee should such sale occur, (ii) said amount does not restrict in any way the exercise by THE BANK of the terms and conditions of this Ore Collateral Contract and (iii) the determinable sum equivalent to the Guaranteed Obligations may exceed the aforementioned US$40'000,000.00.

The Ore Collateral extends to the amount of indemnities by insurance and to the appraisal that in case of expropriation may be paid for part or all the Guarantee.

2.3 EXHIBIT I containing the generic description of the characteristics of each of the concentrates, raw materials, products in process and end products that form the Guarantee and the referential value that to date corresponds to the same forms an integral part of this contract.

THIRD:    INDIVISIBILITY OF THE ORE COLLATERAL

3.1 The Ore Collateral is indivisible and fully subsists on all the Guarantee, guaranteeing the timely and total fulfillment of each and all the Guaranteed Obligations and may not be partially or totally released. THE CLIENT may process the concentrates and raw materials and sell the end products that form the Guarantee provided that the buyer of the end products pledges to make the respective payment at the sales price into the Collection Accounts that THE CLIENT constitutes and pledges as a guarantee in favor of THE BANK in accordance with the Contract for Pledging as a Guarantee of Payments and/or Collections and Collection Accounts signed on this same date; it being understood that buyers for these purposes are the present buyers of THE CLIENT who appear on the list provided by THE CLIENT to THE BANK, as well as all the future buyers of THE CLIENT.

3.2 The Ore Collateral shall remain fully in force until (i) the Guaranteed Obligations are fully paid up and/or complied with, and (ii) the Ore Collateral Contract is concluded in accordance with the Eleventh Clause of this contract.

FOURTH:   STATEMENTS AND GUARANTEES

THE CLIENT declares and/or guarantees to THE BANK that:

4.1  THE CLIENT is the sole and absolute owner of the Guarantee.

4.2 There does not exist any lien, attachment, charge, encumbrance, judicial or out of court measure whatsoever that restricts its right to be freely transferred and/or pledged by THE CLIENT. THE CLIENT commits in any case to warrant free from encumbrance the title and any hidden flaw that the Guarantee may have.

FIFTH:    OBLIGATIONS

THE CLIENT commits during all the time that the Ore Collateral Contract is in force to:

5.1 Act as depository of the Guarantee, in accordance with the stipulations of Title I, section 4, Book V and of Chapter V, Title IX, Section 2, Book VII of the Peruvian Civil Code. Its General Manager will also act as depository with the same responsibilities as THE CLIENT, both being jointly and severally liable for the care and existence of the Guarantee.

5.2 Comply in a timely manner with all the obligations that refer to the Guarantee under the General Mining Law, whose Single Ordered Text was approved by Supreme Decree No. 014-92-EM,. its amending and regulatory rules and under any other applicable legal provision that is in force in Peru.

5.3 Maintain the Guarantee within the perimeter of its properties or in the warehouses hired for its deposit or in transit among them.

5.4 Maintain the Guarantee insured against all the risks indicated by THE BANK and necessarily against strike and civil riots, malicious mischief, vandalism and terrorism, explosion, earthquake, earth tremors, damage by water, flood, fire and rays, in an Insurance Company and for an amount that is to the satisfaction of THE BANK. THE CLIENT is obliged to transfer to THE BANK his right to the indemnity that must be paid by the insurance company in case of damages for which purpose he will deliver the duly endorsed policy so that THE BANK will collect the amount of the indemnity and apply it to the amortization or cancellation of the amount owed.

5.5 Should THE CLIENT wish to constitute a new collateral or encumbrance of any type on part or all of the Guarantee, THE CLIENT must obtain the prior consent in writing of THE BANK. The act or contract will otherwise be null and void, without prejudice of the provisions set forth in Article 175 of the Financial System and Insurance System General

     Act and Organic Act of the Superintendency of Banking and Insurance (Law 26702).

5.6 Notify the BANK in a timely manner of any circumstance or fact related to the Guarantee that could affect the demandability of the Ore Collateral, its rank or the value of the Guarantee.

5.7 Not perform or omit any action that as a result could cause harm to the Guarantee or affect or hinder the execution of any part of the Guarantee.

SIXTH:    CAUSE FOR THE EXECUTION OF THE GUARANTEE

THE BANK may execute the Ore Collateral and the Guarantee should an Event of Default occur in accordance with the Contract for a Credit Line.

SEVENTH:  SALE OF THE GUARANTEE

In the case contemplated in the foregoing Clause, THE BANK may, at its sole option:

7.1 Execute and sell all or part of the Guarantee without need for prior judicial proceedings, in accordance with article 1069DEG. of the Civil Code in a reasonably commercial manner in a market in which assets such as those that form part of the

     Guarantee are normally negotiated, at the site or sites, that THE BANK considers most suitable, through private or public sales giving a notice legalized by a notary fifteen (15) days in advance indicating the time and place in which the respective sale will take place. For the purposes of the sale out of court of the Guarantee contemplated in this subclause 7.1, the Guarantee values established in Exhibit I are only referential for THE BANK. By these presents, THE CLIENT expressly waives any other notice and right with regard to the out of court sale of the Guarantee and obliges himself to deliver the Guarantee to THE BANK and permit the entrance of possible buyers into its properties; and/or

7.2 In accordance with article 1069DEG. of the Peruvian Civil Code, auction off part or all the Guarantee through judicial proceedings for the execution of guarantees filed before a competent Court and subject to the rules of the Code of Civil Procedure; and/or

7.3 Execute all rights on the Guarantee that this Ore Collateral Contract grants THE BANK. Should THE BANK sell all or part of the Guarantee in the form that THE BANK deems most advisable, that sale must be made in a commercially reasonable manner and in a market in which properties such as those that make up the Guarantee are normally negotiated.

7.4 THE CLIENT waives its right to make any claim against THE BANK on the basis that the price obtained in the out of court sale of the Guarantee or any part of the same (even in the case of a private sale) is lower than the sales price that could be obtained under another sales procedure.

7.5 THE CLIENT must deliver or place at the disposal of THE BANK all the existing Guarantee in the form and at the time required by THE BANK. Should THE CLIENT not deliver to the BANK or not place at its disposal all the Guarantee within the term stipulated by THE BANK, THE BANK may request the Judge to order THE CLIENT to deliver this Guarantee in accordance with the provisions of article 183DEG. of the General Mining Act, whose Sole Orderly Text has been approved by Supreme Decree No. 014-92-EM.

EIGHTH:   REDUCTION OF THE ORE COLLATERAL

THE CLIENT expressly waives his right to the reduction of the amount of the Ore Collateral contained in Article 1083DEG. of the Peruvian Civil Code.

NINTH:    INDEMNITY

By this Clause, THE CLIENT commits to indemnify THE BANK and its Directors, officials and employees (hereinafter in this Clause "the Compensable Parties") for any loss, damage or expense in which they incur or suffer as a result of this contract, including but not limited to, professional fees of lawyers and expenses arising from the transaction that was entered into unless that loss, damage or expense was a result of gross negligence or fraud of the Compensable Parties.

TENTH:    NOTICES

Any notice, application, demand, consent, designation, address, instruction, certificate or other communication that is to be given under this contract shall be given in writing or sent by facsimile (with a written confirmation of reception, which may be made via facsimile) to the address and facsimile number indicated below of THE CLIENT and of THE BANK, and when so required by Peruvian law, to the addresses of THE CLIENT and THE BANK indicated in the introduction of this Ore Collateral Contract, or to any other address that is communicated in writing for that purpose by THE CLIENT and by THE BANK:

CLIENT:   DOE RUN PERU S.R.L.

Attention:     Mr. Kenneth Richard Buckley and Mr. Henry Eric Peitz

Address:       Av. Victor Andres Belaunde 147, Via Principal 155,
               Centro Empresarial Real - Torre Real 3, Piso 9,
               San Isidro

Facsimile:     215-1235
               215-1281

BANK:          BANCO DE CREDITO DEL PERU

Attention:     Mr. Giorgio Badani - Corporate Banking
               Mrs. Marcela Parodi - International Transactions Area

Address:       Centenario 156, Las Laderas de Melgarejo
               La Molina

Facsimile:     349-0794
               426-5644

ELEVENTH: RELEASE AND TERMINATION OF THE GUARANTEE

Upon payment and/or full compliance with the Guaranteed Obligations, the Ore Collateral shall be terminated and all the rights on the Guarantee shall revert to THE CLIENT. Once such termination occurred, THE BANK shall, for THE CLIENT'S account and expense and within the term of two (2) months, execute such documents as THE CLIENT may request to evidence such termination.

TWELFTH:  EXPENSES

THE CLIENT will pay all the costs and expenses derived from this contract, including the notary's fee for converting this instrument into a public deed, as well as the expenses from a Testimony and a Simple Copy thereof for THE BANK, and the registration fees.

THIRTEENTH:    APPLICABLE LEGISLATION

In all matters not provided for in this document, this Contract shall be governed by the Legislation of the Republic of Peru.

FOURTEENTH:    ARBITRATION

14.1 The parties expressly agree that any conflict or controversy that may arise between them as a result of the interpretation or execution of this Contract, including those related to its nullity or invalidity shall be resolved by means of a de jure arbitration entrusted to an Arbitration Court formed by three members that must necessarily be lawyers registered in the Bar Association, held in accordance with the Regulations for Conciliation and National and International Arbitration of the Chamber of Commerce of Lima.

14.2 The Arbitration Court shall be constituted in the following manner: each of the parties shall designate an arbitrator and the third shall be designated by mutual agreement by the first two, who will be the Chairman of the Arbitration Court.

14.3 The arbitration shall be held in the city of Lima and the duration of the same may not exceed sixty (60) workdays, counted from the date of the installation of the Arbitration Court until the issuing of the respective award.

14.4 The award of the Arbitration Court shall be final and may not be appealed.

14.5 The costs that arise from the arbitration shall be borne by the losing party.

14.6 Should either or several of the parties decide to file an appeal for annulment against the arbitration award before the Judiciary, it must first establish in favor of the opposing party a Letter of Guaranty issued by a first rank Bank with headquarters in Lima, equivalent to US$50,000.00 (FIFTY THOUSAND DOLLARS AND 00/100 OF THE UNITED STATES OF AMERICA), executable should said appeal in a final sentence be declared to be without grounds. This Letter of Guaranty must be in force during the time that the process that has been promoted lasts.

Please insert you, Mr. Notary, the clauses of law and render the pertinent documents to the Public Registry of Mining for its registration.
Lima, June 11, 1998

DOE RUN PERU S.R.L.

/s/ Kenneth Buckley

BANCO DE CREDITO DEL PERU

/s/ Jesus Antonio Zamora Leon

/s/ Aida Lucia Ghiglino Zimic



/s/  Guillermo Ferrero Alvarez Calderon
     Attorney

     Lima Bar Registration Nr. 26011

--------------------------------------------------------------------------------

I CERTIFY that the copy on the reverse side is identical to the document I have seen.

Lima, June 19, 1998

/s/  Anibal Corvetto Romero
     Notary - Attorney
     Lima - Peru

                                    DOE RUN PERU

                                     MEMORANDUM


                                                                  CMV - 069 - 98


DATE      : June 11, 1998
TO        : E. Peitz
FROM      : J. Begazo
SUBJECT   : INVENTORY OF PRODUCTS IN PROCESS AND END PRODUCTS AS OF MAY 31, 1998

Enclosed hereto are the appraised summary table and its respective exhibits (units and essays) according to your order.
The values in dollars are preliminary and subject to variation as soon as Financial Statements from May are issued.

(Illegible signature)

(Illegible signature)